UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

SITE Centers Corp.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-11690	34-1723097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	SITC	New York Stock Exchange
Depositary Shares, each representing 1/20 of a share of 6.375% Class A Cumulative Redeemable Preferred Shares without Par Value	SITC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2023, SITE Centers Corp. (the "Company") held its annual meeting of shareholders. The matters presented to shareholders for vote and the final voting results on such matters were as follows:

1.
Eight directors, each to serve until the next annual meeting of shareholders and until a successor has been duly elected and qualified, were elected by the following vote:

	For	Against	Abstain	Broker Non-Votes
Linda B. Abraham	191,136,902	1,996,883	51,080	4,646,893
Terrance R. Ahern	177,748,071	15,385,399	51,395	4,646,893
Jane E. DeFlorio	191,947,421	1,186,106	51,338	4,646,893
David R. Lukes	190,200,521	2,933,261	51,083	4,646,893
Victor B. MacFarlane	178,132,330	15,001,259	51,276	4,646,893
Alexander Otto	192,222,913	910,748	51,204	4,646,893
Barry A. Sholem	192,151,685	982,334	50,846	4,646,893
Dawn M. Sweeney	192,062,534	1,071,034	51,297	4,646,893

2.
The shareholder advisory vote regarding the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
180,490,537	12,445,046	249,282	4,646,893

3.
The shareholder advisory vote regarding the frequency for future shareholder advisory votes regarding the compensation of the Company’s named executive officers.

1 year	2 years	3 years	Abstain	Broker Non-Votes	Uncast
189,727,977	17,422	3,369,570	69,879	4,646,893	17

The Company intends to hold shareholder advisory votes regarding the compensation of the Company’s named executive officers every year until the next shareholder advisory vote regarding the frequency for future shareholder advisory votes on named executive officer compensation.

4.
The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 was approved by the following vote:

For	Against	Abstain
194,009,491	3,766,160	56,107

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number Description

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SITE Centers Corp.

	By:	/s/ Aaron M. Kitlowski
Name: Aaron M. Kitlowski
Date: May 11, 2023	Title: Executive Vice President, General Counsel and Secretary